                                                                      Exhibit 10



Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of the Exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

                                   AMENDMENT
                                   ---------

This Amendment ("Amendment") is entered into as of July 13, 1999 ("Effective Date") by and between Rite Aid Corporation ("Rite Aid") and McKesson HBOC, Inc. ("McKesson"), formerly McKesson Corporation.

                                  BACKGROUND
                                  ----------

A. McKesson and Rite Aid entered into an agreement effective as of April 10, 1998 ("Agreement") whereby McKesson agreed to supply Rite Aid branded prescription drug products and other products to Rite Aid's retail stores and warehouse facilities that supply such retail stores.

B. Rite Aid operates or is planning to operate facilities other than its retail stores and warehouse facilities, and Rite Aid and McKesson desire that McKesson supply such non-direct facilities with prescription drug products and other products currently available to Rite Aid's retail stores and warehouse facilities in accordance with the terms and conditions of the Agreement applicable to warehouse facilities, as modified by this Amendment.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, Rite Aid and McKesson agree as follows:

1.   APPLICABILITY AND DEFINITIONS

     1.1.  Applicability.

           a) Except as specifically set forth in this Amendment, all provisions of the Agreement applicable to purchases of prescription drug products for Warehouse facilities under the Agreement shall be applicable to purchases of any Products for Non-Direct Facilities under the terms of this Amendment, including without limitation, all provisions that are generally applicable to all purchases under the Agreement.

           b) Except as specifically set forth in this Amendment, all provisions of the Agreement applicable solely to DSD purchases under the Agreement shall not be applicable to purchases for Non-Direct Facilities under the terms of this Amendment.

           c) Except as specifically modified in this Amendment, all provisions of the Agreement shall remain in full force and effect.

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Rite Aid/McKesson Amendment (Execution Copy 7/13/99)                Page 1 of 15

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

     1.2.  Definitions.

           a) In addition to the terms defined above and elsewhere in this Amendment, the following defined terms as used in this Amendment and, except as otherwise noted therein, in the Exhibits attached to this Amendment, shall have the meanings set forth below:

                "End User" means the person for whom a prescription is prescribed and filled.

                "PCS Facility" means a mail order facility owned or operated by Rite Aid's subsidiary PCS Health Systems, Inc. that fills prescriptions, but such prescriptions are not picked up by the End User at such mail order facility; provided that if Rite Aid
                Corporation owns, directly or indirectly, less than [      ] of
                such PCS Facility, McKesson shall not be required to provide services to such PCS Facility unless, if requested to by McKesson prior to the PCS Facility being added to this Amendment, Rite Aid Corporation guarantees payments for such PCS Facility. The initial list of PCS Facilities is set forth in Exhibit A.

                "Other Fulfillment Facility" means a Rite Aid owned or operated facility filling prescriptions, other than a PCS Facility, that
                generates [    ] in purchases of Rx Products from McKesson per
                month pursuant to this Amendment, but such prescriptions are not picked up by the End User at such facility; provided that if Rite Aid Corporation owns, directly or indirectly, less than
                [       ] of such Other Fulfillment Facility, McKesson shall not
                be required to provide services to such Other Fulfillment Facility unless, if requested to by McKesson prior to the Other Fulfillment Facility being added to this Amendment, Rite Aid Corporation guarantees payments for such Other Fulfillment Facility. Notwithstanding anything herein to the contrary, the
                minimum requirement of [     ] in purchases of Rx Products from
                McKesson per month pursuant to this Amendment shall not apply
                (i) to any Other Fulfillment Facility to be serviced by McKesson
                under this Amendment during the initial [      ] month period
                following the Non-Direct Facility Start Date for such facility; or (ii) to Rite Aid affiliate Drugstore.com's Prescription Fulfillment Center at any time during the term of this Amendment.

                "Non-Direct Facilities" shall mean collectively the PCS Facilities and Other Fulfillment Facilities.

                "Non-Direct Facility Order and Delivery Schedule" means the applicable Order and Delivery Schedule for Non-Direct Facility purchases. An individual schedule shall be provided by Rite Aid to McKesson for each Non-Direct Facility prior to the Non-Direct Start Date for such Non-Direct Facility.


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

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------


                "Non-Direct Facility Start Date" shall mean the Transition Start Date that Rite Aid identifies to McKesson for a Non-Direct Facility after McKesson has demonstrated to Rite Aid that it is prepared to service the Non-Direct Facility.


          b) As of the Effective Date of this Amendment, the following defined term shall be used in both the Agreement and this Amendment and, except as otherwise noted therein, in the Exhibits attached to the Agreement and this Amendment:

                "Rite Aid" shall mean Rite Aid Corporation and any other entity that Rite Aid Corporation, directly or indirectly, owns or operates; provided that if Rite Aid Corporation owns, directly
                or indirectly, less than [       ] of such entity, McKesson
                shall not be required to provide services to such entity unless, if requested to by McKesson prior to the entity being added to the Agreement, Rite Aid Corporation guarantees payments for such entity.

     1.3. Exhibits. The following Exhibits are  attached to this Amendment:

          Exhibit A:   Listing of PCS Facilities subject to this Amendment

          Exhibit B:   Listing of Other Fulfillment Facilities subject to this
                       Amendment.

2.   AGREEMENT TO BUY AND SELL

     2.1. Sole Source Products. Except as set forth in Section 2.1(c) of the Agreement, beginning on the Effective Date of this Amendment and continuing during the Term, McKesson agrees to sell, supply and delivery to Rite Aid, upon Rite Aid's Orders therefor from time to time, and Rite Aid agrees to purchase from McKesson only for the purpose of dispensing by Rite Aid, upon the terms and subject to the conditions of this Amendment, all of Rite Aid's requirements for Rx Products for Rite Aid purchases for Non-Direct Facilities.

     2.2. Non-Sole Source Products. Beginning on the Effective Date of this Amendment and continuing during the Term, McKesson agrees to sell, supply and deliver to Rite Aid, subject to availability and upon Rite Aid's Orders therefor from time to time, upon the terms and subject to the conditions of this Amendment, any Product that is not a Rx Product other than General Sundry Products for Rite Aid purchases for Non-Direct Facilities.

     2.3. Free Goods. McKesson shall take, process, handle and ship to Rite Aid all Free Goods that are destined for Non-Direct Facilities in accordance with Section 2.3 of the Agreement provided that the Non-Direct Facility will be responsible for fulfilling all Rite Aid obligations under Section 2.3 and no other Rite Aid entity other than such Non-Direct Facility will be responsible for taking any such Free Goods.

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Rite Aid/McKesson Amendment (Execution Copy 7/13/99)               Page 3 of 15

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

3.     PRICE

3.1.   Non-Direct Facilities. Except for Contract Products and [    ] Products,
       the EDI Invoice Price for all Products purchased by Rite Aid for Non-Direct Facilities during any calendar day at the place from which
       Rite Aid places an order shall be equal to the [    ] in effect at
       [    ]m., local time, on the calendar day that Rite Aid or the
       Non-Direct Facility places the order; provided that such Products for
       Non-Direct Facility shall be subject to the following [     ] expressed
       in basis points (bps), which shall be determined as of the time that
       the [      ] is determined:

              Prior to the end of the first and second complete calendar month after the Effective Date, an [ ] mark-up shall be added. Thereafter, the mark-up to be added for all Products ordered based on the following bps markup schedule for the combined EDI Invoice volume of all Non-Direct Facilities for the calendar month two months prior to the month of the order (e.g. the bps mark-up for Products order in the third month shall be based on the combined monthly EDI Invoice volume in the first month):

              Combined Monthly EDI Invoice Volume       Markup
              -----------------------------------       ------
              [        ]............................... [  ]
              [                 ]...................... [  ]
              [                 ]...................... [  ]
              [                 ].......................[  ]
              [                 ].......................[  ]
              [        ]................................[  ]


              Within fifteen (15) days of the end of the month during the Term of this Amendment, the actual combined EDI Invoice volume will be determined for such month. If the bps markup for the actual combined volume is different from the bps markup in the original EDI Invoice, such difference shall be paid by Rite Aid or McKesson, as the case may be, as a payment under Exhibit W of the Agreement, subject to the Rite Aid Payment Adjustment.

       3.2. [     ].

            a)  The [             ] for DSD shall not be applicable to Non-
                Direct Facility.

            b)  The [             ] for Warehouse set forth in Sections [   ]
                and 3.12 shall be applicable to Non-Direct Facility.

       3.3. [          ]. McKesson shall provide the Non-Direct Facility with
                  the same [         ] and [

                                                      ].

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

                                                   PROPRIETARY AND CONFIDENTIAL
                                                   ----------------------------

     3.4. Price Reporting. McKesson shall be required to provide the same price reporting provided to Rite Aid under Section 3.11 of the Agreement to
           the Non-Direct Facility, including without limitation, the [      ]
           List, WAC price list, [        ] price list and [             ].

4.   ORDERS

     4.1. Non-Direct Facilities. Rite Aid may place Orders for Products for Non-Direct Facility at any time and from time to time, but the delivery of such orders shall be based on the Non-Direct Facility Order and Delivery Schedule for that facility. EDI Orders for Non-Direct Facilities shall be delivered by Telxon, EconoLink or other mutually acceptable means. The Non-Direct Facility shall not be required to order in manufacturer's full case quantities or full innerpacks and McKesson shall ship the Products in the package size requested by the Non-Direct Facility; provided that in the event that a Branded Rx Product is ordered in a large package size and McKesson not have the package size available, McKesson shall ship enough units of a smaller package size such that the order is filled with the same number of units (i.e., tablets, capsules, etc.) ordered. It is agreed that the invoice and EDI prices for such orders shall be based on the package size delivered, and the difference in cost per unit that Non-Direct Facility pays for the smaller package size shall become an Exhibit W adjustment payable to the Non-Direct Facility, subject to the Rite Aid Payment Adjustment.

     4.2. Purchase Reporting. McKesson will provide Consolidated Weekly, Monthly, Quarterly and Annual Purchase Reports and monthly controlled drug reports for each Non-Direct Facility to the Non-Direct Facility with a copy to Rite Aid.

5.   DELIVERIES

     5.1. Non-Direct Facilities. Each Non-Direct Facility shall receive deliveries from the corresponding McKesson distribution center in accordance with the Non-Direct Facility Order and Delivery Schedule for that facility. The Products subject to EDI Orders for Non-Direct Facility that are required to be included in each delivery shall be determined based upon the EDI Order time and dates, cut-off and dock-out times, delivery dates and times, and payment schedule specified on the Non-Direct Facility Order and Delivery Schedule. In the event that an EDI Order is received after the Cut-off Time, such EDI Order shall be aggregated with the next Order for such Non-Direct Facility.

     5.2.  General Delivery Schedule.

           a) PCS Facility. Unless otherwise set forth in the applicable Non-Direct Facility Order and Delivery Schedule, each PCS Facility
                shall order and McKesson shall deliver [      ] per day Monday
                through Friday, and each PCS Facility shall order [   ] on
                Friday to be delivered by McKesson on Saturday. Deliveries
                must be available to the PCS Facility no more than [    ], but


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

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

               no less then [       ] hours from the time the order is telxoned
               or delivered to McKesson in another mutually acceptable format.

          b) Other Fulfillment Facility. Unless otherwise set forth in the applicable Non-Direct Facility Order and Delivery Schedule or as otherwise specified below, each Other Fulfillment Facility shall
               order and McKesson shall deliver [       ] per day Monday through
               Friday. If and when any Other Fulfillment Facility generates
               [       ] in purchases of Rx Products from McKesson per month
               pursuant to this Amendment, McKesson shall deliver [       ]
               per day Monday through Friday, and each Other Fulfillment
               Facility shall order [       ] on Friday to be delivered by
               McKesson on Saturday. Deliveries under this Section 5.2(b) must be available to the Other Fulfillment Facility no more than
               [       ], but no less then [       ] hours from the time the
               order is telxoned or delivered to McKesson in another mutually acceptable format.

     5.3. Out-of Stock.

          Non-Direct Facilities. With respect to each Non-Direct Facility that
          directly delivers at least [              ] of the prescriptions
          filled by such facility to End-Users ("End-User Delivery Facility"), McKesson agrees that if McKesson does not have the inventory of Products to fill an Order for such End-User Delivery Facility from its corresponding McKesson distribution center in accordance with the Non-Direct Facility Order and Delivery Schedule, to the extent available McKesson shall fill the balance of the Order from its other distribution centers and shall deliver such balance to such End-User
          Delivery Facility [                       ] of the initial Order. The
          delivery of such Order shall be at McKesson's cost. The Out-of-Stock provisions of Section 4.3 of the Agreement shall apply to the End-User Delivery Facility provided that all reports thereunder shall be provided to both the End-User Delivery Facility and Rite Aid.

     5.4. No [ ] Distribution. Rite Aid and McKesson agree that McKesson will distribute all Products to a Non-Direct Facility from [
                                     ] and Rite Aid shall not receive an
          additional payment day, nor shall the number of payment days be reduced.

     5.5. Zone Delivery.

          Non-Direct Facilities. Rite Aid and McKesson agree to develop for each Non-Direct Facility a system for delivery and invoicing of "zones" for product placement within the facility. Such Zones shall be identified by the Non-Direct Facility.

6.   INVOICES

     Invoices. McKesson shall invoice all amounts actually due and payable by Rite Aid on EDI Invoices. The EDI Invoices shall be provided directly to the Non-Direct Facility, to Rite Aid or to both based on Rite Aid's instructions, but payment for such EDI invoice shall only be due from either Rite Aid or the Non-Direct Facility, as directed by Rite Aid. EDI Invoices for Non-Direct Facility shall be computed in accordance with
     Section 3 of this Amendment. No amount

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

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

     shall be due and payable with respect to any Product unless such amount is properly reflected on an EDI Invoice. In addition to the EDI Invoice, Store Invoices for Non-Direct Facilities will contain the price and other information, and be provided to the Non-Direct Facility and/or Rite Aid, as directed by Rite Aid. The Non-Direct Facility Invoice Dates shall be the date the order is placed by the Non-Direct Facility.

7.   PAYMENT

     7.1. Non-Direct Facilities

          a) EDI Invoices for deliveries of Products for Non-Direct Facilities shall be due and payable as follows, but in no event before [
                  ] after receipt by Rite Aid:

               i) EDI Invoices dated from the 1st to the 15th day of the month, inclusive, shall be due and payable on [
                                    ]

               ii)  EDI Invoices dated from the 16th to the end of any month
                    shall be due and payable on the [                       ].

          b)   The provisions of Section 7.1(b) of the Agreement, [
                                          ], shall apply to the Non-Direct
               Facility.

     7.2. Non-Business Days. Notwithstanding anything to the contrary in this
          Section 7 of this Amendment or any term of the Agreement, if a payment is due pursuant to Section 7.1 of this Amendment or Section 7.1 or
          Section 7.2 of the Agreement on a day specified as the "Scheduled Due Date" below:

         ---------------------------------------------------------------

          Scheduled Due Date            Actual Due Date
         ---------------------------------------------------------------

          Saturday                      Preceding Business Day
         ---------------------------------------------------------------

          Sunday                        Following Business Day
         ---------------------------------------------------------------

          Monday Holiday                Even Calendar Years - Following
                                        Business Day

                                        Odd Calendar Years - Preceding
                                        Business Day
         ---------------------------------------------------------------

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

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

          ---------------------------------------------------------------
           Non-Monday Holiday           Even Calendar Years - Preceding
                                        Business Day

                                        Odd Calendar Years - Following
                                        Business Day
          ---------------------------------------------------------------

     7.3. Offsets. Rite Aid or the Non-Direct Facility, as the case may be, agrees to render payment in full to McKesson's designated bank on the applicable due date as specified in this Amendment or the Agreement without making any deductions, offsets, short payments or other accounts payable adjustments to such payment obligation; provided that Rite Aid may, to the extent specifically set forth in Section 7. of the Agreement, defer payment of the specified portion of a McKesson EDI Invoice. All other setoffs, adjustments, recoupments, short payments, excuses for delay by Rite Aid are waived by Rite Aid as a ground for delaying payment.

8.   RETURNS

     8.1. Regular Returns. At any time during the Term of this Amendment, the Non-Direct Facility may return any Product that is currently being shipped by any McKesson distribution facility at the time of the return for a full credit based on the price the Non-Direct Facility could have purchased such Product on the date such Product was returned. Notwithstanding the foregoing, in no event shall the aggregate volume of returns by each Non-Direct Facility under this
          Section 8 exceed [          ] of Product ordered from McKesson
          by the facility based on such facility's then current annualized purchase volume run rate; provided, however, the following categories of returns shall be excluded from such percentage calculation:

          (i)  Products ordered in error and returned to McKesson within thirty
               (30) days of invoice; and

          (ii) Mispicks, shortages, recalls and short-dated Product.

          In the event that the Non-Direct Facility's percentage of aggregate returns of Products for any twelve (12) month period ending on the anniversary of the Effective Date of this Amendment, based on such facility's actual purchases of Products for such twelve month period and excluding the categories of returns specified in subsections
          8.1(i) and (ii) above, is [           ] the excess of such amount may
          be carried forward into the subsequent twelve month periods during this Amendment.



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

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

     8.2. [




                                      ].

9.   TRANSITION

     9.1. General.

          a) Non-Direct Facilities. On or before the Non-Direct Facility Start Date, McKesson shall acquire sufficient inventory and take all other steps necessary to provide Products to Rite Aid for Non-Direct Facility out of McKesson's own inventory in compliance with the terms of the Transition Plan to be mutually agreed upon by Rite Aid and McKesson. In the event that external conditions require Rite Aid to transition the Non-Direct Facility earlier than the times set forth in such Transition Plan, Rite Aid may place an Order for any Rx Product with McKesson. If McKesson does not have sufficient inventory to provide such Rx Product from the assigned distribution center, to the extent available McKesson shall deliver such Product from its other distribution centers
               within [                  ] of such Order, provided that there
               shall be no Service Level Penalties until such time as the Non-Direct Facility Start Date. Except for delivery turn-around periods, all pricing and all other terms regarding such Orders shall be governed by the terms and conditions of this Amendment.

          b) Other Services. Rite Aid and McKesson will use reasonable commercial efforts to transition the Non-Direct Facilities in accordance with the Non-Direct Facility Start Date.

     9.2. Conversion Allowance. [         ] after the Effective Date of
          this Amendment, McKesson will pay to Rite Aid a Conversion Allowance in an amount that shall equal [ ]. In the event of any termination of this Amendment prior to the end of the Initial Term of the Agreement other than a termination by Rite Aid pursuant to Section 15.3(a), (b) or (d) of the Agreement, or upon the occurrence of a Repayment Event set forth in Section 9.5 of the Agreement, Rite Aid will, [
                 ] before the effective date of such termination or Repayment Event, pay to McKesson, in immediately available funds, an amount equal to [

                                                             ].

     9.3. Development Allowance. If at the end of the Initial Term of the Amendment, the Amendment is extended for an additional three year
          term, McKesson will pay to Rite Aid, [           ] after the first day
          of such extension term, a Development Allowance in the amount of [
                  ]. In the event of any termination of this Amendment prior
          to the end of such extension [      ] or upon the occurrence of a

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

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

           Repayment Event set forth in Section 9.5 of the Agreement, Rite Aid
           will, [        ] before the effective date of such termination or
           Repayment Event, pay to McKesson, in immediately available funds, [
                    ].

10.  GENERIC DRUGS

     10.1. Generic Autosubstitution. The generic autosubstitution program shall be determined for each Non-Direct Facility, provided that, unless the parties otherwise mutually agree, the generic autosubstitution program shall be similar to the generic autosubstitution program provided in the Agreement for DSD purchases.

     10.2. Generic Program. Rite Aid or the Non-Direct Facility shall be responsible to give notice to McKesson of changes to any preferred generic product for the Non-Direct Facility.

     10.3. [

                              ].

11.  [                           ]

     11.1. [



                              ].

12.  McKESSON SERVICES

     12.1. Customer Support.

           a) PCS Facilities. At no cost to Rite Aid, McKesson will supply an account manager either at each PCS Facility or another location as determined by Rite Aid to assist with transition and operations for the PCS Facilities subject to this Amendment. Such persons will be experienced and fully trained in inventory management, distribution and information technology, and supplied with personal computers by McKesson. The account managers will work closely with personnel from the PCS Facility and Rite Aid to coordinate inventory procurement activities, support customer reporting systems, assist in daily/weekly/month-end financial reconciliation activities, interface with the PCS Facility, Rite Aid and McKesson to resolve service issues, schedule and facilitate unique events. The account managers shall have the
               ability to access information regarding the [           ] List,
               inventory levels for specific Products, purchase order status, return receipts and other similar information for purposes of determining the prices and Composite Performance Measures under this Amendment and to provide such information to the PCS Facility upon

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

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

               request.

           b)  Other Fulfillment Facilities. With respect to each Other
               Fulfillment Facility which generates [        ] in purchases of
               Rx Products from McKesson per month pursuant to this Amendment, McKesson will supply an account manager with the qualifications as specified in Section 12.1(a) above to perform the support functions as described therein at either such Other Fulfillment Facility or another location as determined by Rite Aid. Any and all remaining Other Fulfillment Facilities subject to this Amendment shall be supported by a single account manager at a location to be determined by McKesson.

           c) Other Services. McKesson shall provide the Non-Direct Facilities with the services set forth in Sections 12.2(b), (c) and (d) of the Agreement.

     12.2. Contract Management. McKesson agrees to provide the contract management services set forth in Section 12.3 of the Agreement for each Non-Direct Facility.

     12.3. System Services and Equipment.

           a) McKesson agrees to provide the system services and equipment set forth in Section 12.4 of the Agreement to the each Non-Direct Facility at no charge. In addition McKesson shall provide the InfoLink/EconoLink system (including all hardware) in each Non-Direct Facility.

           b) Within thirty (30) days after signing this Amendment with respect to the initial PCS Facilities listed in Exhibit A and within ten
               (10) days of the Non-Direct Facility Start Date with respect to other Non-Direct Facilities, McKesson will make certain payments to Rite Aid in accordance with the following schedule for anticipated information technology expenditures relating to procurement of Products from McKesson for the Non-Direct Facilities, including replenishment and reporting:

               (i)  [         ] for each PCS Facility; and

               (ii) [         ] for each Other Fulfillment Facility.

               McKesson will be responsible for 100% of its own information technology expenditures for required technology investments.

13.  CONFIDENTIALITY

     13.1. General. The terms of Sections 13.1 and 13.2 of the Agreement shall apply to Non-Direct Facilities, provided that McKesson shall not divulge the terms or conditions of the Agreement or Amendment to the Non-Direct Facility personnel, without the written consent of Rite Aid.

14.  TERM AND TERMINATION

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

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

     14.1. Initial Term. The initial term of this Amendment (the "Initial Term") commences on the Effective Date of this Amendment and expires on the end of the Initial Term of the Agreement, unless earlier terminated in accordance with Section 15 of the Agreement; provided that the provision of services for any Non-Direct Facility under this Amendment shall not commence until the Non-Direct Facility Start Date for such facility.

     14.2. Renewal Term. Unless the Initial Term of this Amendment has previously been terminated or expired in accordance with this Section 13, Rite Aid may renew this Amendment for an additional three (3) year term ("Renewal Term") at the conclusion of the Initial Term on the same terms and conditions by giving not less than 90 days' prior written notice in accordance with the provisions of Section 17.4 of the Agreement.

     14.3. Termination. In the event that the Agreement is terminated under the terms of Section 15 of the Agreement, this Amendment shall terminate concurrently therewith.

15.  RECORDS AND AUDIT

     15.1. General. The Non-Direct Facility shall be responsible for all records and audit provisions under the Agreement as such provisions apply to the Non-Direct Facility.

16.  MISCELLANEOUS

     16.1. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together one and the same document.

     16.2. Entire Agreement. This Amendment and the Exhibits attached hereto constitute the entire agreement and understanding of the parties relating to the subject matter hereof, and no representation, condition, understanding or agreement of any kind, oral or written, shall be binding upon the parties unless expressly set forth herein or therein.

     This Amendment supersedes all prior written and oral agreements and all other communications between Rite Aid and McKesson. Further amendments to this Amendment or the Agreement shall be effective only if in writing and signed by Rite Aid and McKesson.

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Rite Aid/McKesson Amendment (Execution Copy 7/13/99)               Page 12 of 15

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

IN WITNESS WHEREOF, Rite Aid and McKesson have executed this Amendment as of the day first written above.

RITE AID CORPORATION                         McKESSON HBOC, INC.


By:_____________________                     By:_______________________________

Name:___________________                     Name:_____________________________

Title:__________________                     Title:____________________________


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Rite Aid/McKesson Amendment (Execution Copy 7/13/99)               Page 13 of 15

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

                                   EXHIBIT A
                                   ---------

          PCS Facilities Subject to the Amendment dated July 13, 1999



1.   PCS Health Systems, Inc.
     2105 Eagle Parkway
     Ft. Worth, TX 76177


2.   PCS Health Systems, Inc.
     2800 Milan Court, Suite 115
     Birmingham, AL 35211-6908




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Rite Aid/McKesson Amendment (Execution Copy 7/13/99)               Page 14 of 15

                                                    PROPRIETARY AND CONFIDENTIAL
                                                    ----------------------------

EXHIBIT B
---------

          Other Fulfillment Facilities Subject to the Amendment dated July 13, 1999



1.   Drugstore.com Prescription Fulfillment Center
     (Location to be determined)



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Rite Aid/McKesson Amendment (Execution Copy 7/13/99)               Page 15 of 15